As filed with the Securities and Exchange Commission on September  11, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 1998

                                  dELiA*s Inc.
               (Exact name of Registrant as specified in charter)

   Delaware                          0-21869                        13-3914035
(State or other               (Commission File No.)                (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)

435 Hudson Street
New York, New York                                                     10014
(Address of principal                                               (Zip Code)
executive officers)

                                 (212) 807-9060
              (Registrant's telephone number, including area code)

This Form 8-K/A amends and completes the Registrant's Form 8-K filed on July 27, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (a)   Financial Statements of Business Acquired

                  Financial Statements of Screeem and Jean Country Business

            (i)   Independent Auditors' Report

            (ii) Statements of Net Assets to be Acquired as of March 28, 1998 (unaudited) and December 27, 1997

            (iii) Statements of Revenues and Direct Expenses Before Interest and
                  Taxes for the three months ended March 28, 1998 and March 29, 1997 (unaudited) and the year ended December 27, 1997

            (iv)  Notes to Financial Statements

      (b)   Pro Forma Financial Information

            (i) Introduction to Unaudited Pro Forma Condensed Combined Financial Information

            (ii) Unaudited Pro Forma Condensed Combined Balance Sheet as of April 30, 1998

            (iii) Unaudited Pro Forma Condensed Combined Statement of Operations
                  for the three months ended April 30, 1998

            (iv) Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended January 31, 1998

            (v)   Notes to Unaudited Pro Forma Condensed Financial Information

      (c)   Exhibits

            Exhibit 2.1 Asset Purchase Agreement dated June 1, 1998 by and among dELiA*s Inc., Screeem! Inc., American Retail Enterprises, L.P., Retail Apparel Services Corp., Landmark Pants Corp. and the entities listed on Annex I thereto (the "Asset Purchase Agreement").*

            Exhibit 2.2  Amendment No. 1 to the Asset Purchase Agreement.*

            Exhibit 2.3  Amendment No. 2 to the Asset Purchase Agreement.*

            Exhibit 2.4 Letter Agreement dated June 1, 1998, relating to the Asset Purchase Agreement (the "Letter Agreement").*

            Exhibit 2.5 Amendment No. 1, dated July 10, 1998 to the Letter Agreement.*

            Exhibit 23.1 Consent of Independent Auditors.

------------
* Previously filed.

                          INDEPENDENT AUDITORS' REPORT

To The Partners
American Retail Enterprises, L.P.


We have audited the accompanying statement of net assets to be acquired of the Screeem and Jean Country Business (the "Business"), comprising twenty six retail stores owned by American Retail Enterprises, L.P. ("ARE"), as of December 27, 1997 and the related statement of revenues, direct expenses and identified corporate expenses before interest and taxes for the year then ended. These financial statements are the responsibility of American Retail Enterprises, L.P. management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets to be acquired of the Business as of December 27, 1997 and the results of its revenues, direct expenses and identified corporate expenses before interest and taxes for the year then ended in conformity with generally accepted accounting principals.

As discussed in Note 2 to the financial statements, the Business comprises twenty six retail stores owned by ARE. The Business receives managerial, administrative and other support from ARE and other Affiliated Companies. Certain expenses included in the financial statements represent allocations of amounts applicable to ARE and other Affiliated Companies. As a result, the Business net assets to be acquired and the results of its revenues, direct expenses and identified corporate expenses before interest and taxes may not be indicative of conditions that would have existed or results that would have occurred had the Business operated as an unaffiliated entity.


                                               Patrusky, Mintz & Semel

                                               New York, New York
                                               June 29, 1998

                        SCREEEM AND JEAN COUNTRY BUSINESS
                      (COMPRISING TWENTY SIX RETAIL STORES
                   OWNED BY AMERICAN RETAIL ENTERPRISES, L.P.)

                     STATEMENTS OF NET ASSETS TO BE ACQUIRED
                                 (in thousands)

                                            March 28, 1998    December 27, 1997
                                            --------------    -----------------
                                                       (Unaudited)
ASSETS

Current assets:
     Cash ...................................       $8                 $8
     Inventory ..............................    3,352              4,038
                                                ------             ------

              Total current assets ..........    3,360              4,046

Equipment and improvements, net .............    2,927              2,851
                                                ------             ------


NET ASSETS TO BE ACQUIRED ...................   $6,287             $6,897
                                                ======             ======


   The accompanying notes are an integral part of these financial statements.

                        SCREEEM AND JEAN COUNTRY BUSINESS
                      (COMPRISING TWENTY SIX RETAIL STORES
                   OWNED BY AMERICAN RETAIL ENTERPRISES, L.P.)
             STATEMENTS OF REVENUES, DIRECT EXPENSES AND IDENTIFIED
                  CORPORATE EXPENSES BEFORE INTEREST AND TAXES
                                 (in thousands)

                                              Three Months Ended     Year Ended
                                            March 28,   March 29,   December 27,
                                               1998       1997          1997
                                            ---------   ---------   ------------
                                                 (Unaudited)

NET SALES .................................   $7,837      $5,236      $34,734

COST OF SALES .............................    4,321       2,688       18,436
                                             -------    --------      -------

GROSS PROFIT ..............................    3,516       2,548       16,298

EXPENSES:
SELLING, GENERAL AND ADMINISTRATIVE .......    4,228       2,710       14,115
                                             -------    --------      -------

INCOME (LOSS) BEFORE INTEREST AND TAXES ...    $(712)      $(162)      $2,183
                                             =======    ========      =======


   The accompanying notes are an integral part of these financial statements.

                        SCREEEM AND JEAN COUNTRY BUSINESS
                      (COMPRISING TWENTY SIX RETAIL STORES
                   OWNED BY AMERICAN RETAIL ENTERPRISES, L.P.)
                          NOTES TO FINANCIAL STATEMENTS
                        YEAR ENDED DECEMBER 27, 1997 AND
                  THREE MONTHS ENDED MARCH 28, 1998 (UNAUDITED)


NOTE 1. ORGANIZATION AND OPERATIONS:

The Screeem and Jean Country Business (the "Business"), comprising twenty six retail stores owned by American Retail Enterprises, L.P. ("ARE"), is engaged in the operation of numerous retail apparel stores located in shopping malls along the east coast of the United States.

NOTE 2. BASIS OF PRESENTATION:

The Business is not a "stand-alone" division or subsidiary of ARE and was not generally accounted for separately. As a result, the distinct and separate accounts necessary to present individual balance sheets and income statements of the business as of December 27, 1997 and the year then ended have not been maintained.

The Business does not maintain stand-alone corporate treasury, legal, tax and other similar corporate support functions. Corporate general and administrative expenses have not been previously allocated to the business. For purposes of preparing the financial statements, certain of these corporate costs along with other administrative and warehouse expenses were allocated using allocation methods (see Note 6). However, ARE's systems and procedures do not provide sufficient information to develop a reasonable cost allocation for income taxes, corporate debt and interest expense.

With respect to cash flows, purchases of inventory, payroll, capital and other expenditures are funded by ARE. Accordingly, the Business maintains only minimal register fund balances.

FINANCIAL STATEMENT PRESENTATION:

Due to the limitations noted above, the following financial information is presented:

         o Statement of Net Assets to be Acquired. These statements include only the net assets of the business being purchased by dELiA*s Inc. through two wholly owned subsidiaries. (See Note 8.)

         o Statement of Revenues, Direct Expenses and Identified Corporate Expenses before Interest and Taxes, including all corporate cost allocations for which a reasonable method of allocating the cost to the operations can be developed.

Statement of Cash Flows is not presented as the Business has essentially no cash flow.

                        SCREEEM AND JEAN COUNTRY BUSINESS
                      (COMPRISING TWENTY SIX RETAIL STORES
                   OWNED BY AMERICAN RETAIL ENTERPRISES, L.P.)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

INVENTORIES:

Inventories are stated at the lower of cost or market. Cost has been determined by the retail inventory method.

EQUIPMENT AND IMPROVEMENTS:

Equipment and improvements are recorded at cost. Depreciation is provided using the straight line method over the estimated useful lives of the assets. The carrying amount of long-lived assets is evaluated annually to determine if adjustment to the depreciation period or to the unamortized balance is warranted. Estimated useful lives for computing depreciation are as follows:

     Store fixtures and equipment       7 years
     Computer equipment                 5 years
     Leasehold improvements             the lesser of 7 years or the term
                                        of the lease

REVENUE RECOGNITION:

Revenues are recognized at the point of sale.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, revenues and expenses during the reported period. Actual results could differ from those estimates. Inventory reserves and corporate cost allocations of certain selling, general and administrative expenses represent significant estimates.

UNAUDITED INTERIM FINANCIAL STATEMENTS:

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting. In the opinion of management, the accompanying financial statements are presented on a basis consistent with the audited financial statements and reflect all adjustments (consisting of normal recurring items) necessary for a fair presentation of results for the interim periods presented. Results for the interim periods are not necessarily indicative of the results to be expected for the year.

                        SCREEEM AND JEAN COUNTRY BUSINESS
                      (COMPRISING TWENTY SIX RETAIL STORES
                   OWNED BY AMERICAN RETAIL ENTERPRISES, L.P.)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4.  EQUIPMENT AND IMPROVEMENTS:

Equipment and improvements include the following:

                                               December 27,      March 28,
                                                   1997           1998
                                               -----------      ----------
                                                                (unaudited)

      Fixtures and equipment                    $3,350,499      $3,402,001

      Computer equipment                           265,676         266,252

      Leasehold improvements                     1,995,006       2,165,776
                                                ----------      ----------

      Total                                      5,611,181       5,834,029

      Less accumulated depreciation              2,759,775       2,906,736
                                                ----------      ----------



      Net equipment and improvements            $2,851,406      $2,927,476
                                                ==========      ==========


Purchases of equipment and improvements for the year ended December 27, 1997 and three months ended March 31, 1998 were $2,369,491 and $222,848, respectively. Depreciation expense the year ended December 27, 1997 and the three months ended March 31, 1998 was $438,599 and $146,961, respectively.


NOTE 5. EMPLOYMENT BENEFIT PLANS:

The twenty six stores which comprise the Business presented in these financial statements participate in a multi-employer 401(k) and Profit Sharing Plan with their affiliates which are not presented within these financial statements. The Plan is available to all employees who have attained the age of 21 and completed one year of service, as defined. Matching and discretionary contributions by the Companies are in an amount determined annually by the companies, up to a maximum as defined by law. The expense charged to operations for the year ended December 27, 1997 was approximately $19,000.

                        SCREEEM AND JEAN COUNTRY BUSINESS
                      (COMPRISING TWENTY SIX RETAIL STORES
                   OWNED BY AMERICAN RETAIL ENTERPRISES, L.P.)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6. CORPORATE ALLOCATIONS:

The Business does not maintain stand-alone corporate treasury, legal, tax and other similar corporate support functions. The Business does record certain corporate expenses related primarily to employee payroll and benefits, insurance and corporate facilities costs. For purposes of preparing the financial information for the Business, certain expenses of ARE and its Affiliates were allocated based upon a variety of factors which include sales of the Business, and the identification of costs specifically attributable to the Business. Management believes that these allocations are based on assumptions that are reasonable under the circumstances; however, the Business's net assets to be acquired and the results of revenues, direct expenses and identified corporate expenses before interest and taxes may not be indicative of conditions that would have existed or results that would have occurred had the Business operated as an unaffiliated entity.

The following represents a summary of the corporate costs allocated to the Business which were included in the Statements of Revenues, Direct Expenses and Identified Corporate Expenses before Interest and Taxes for the year ended December 27, 1997:

   General administrative and warehouse                $3,732,525
                                                       ==========


NOTE 7. COMMITMENTS:

LEASES:

The twenty six retail stores which comprise the Business owned by ARE lease various locations under operating leases expiring at various times through December 31, 2007. Rent expenses for the year ended December 31, 1997 was approximately $3,754,000.

Minimum future rental payments under operating leases as of December 27, 1997 and for each of the next five years and in the aggregate, are as follows:

                   1998              $ 3,085,000
                   1999                2,520,000
                   2000                2,218,000
                   2001                2,036,000
                   2002                1,979,000
                   Thereafter          6,395,000
                                     -----------

                                     $18,233,000
                                     ===========

                        SCREEEM AND JEAN COUNTRY BUSINESS
                      (COMPRISING TWENTY SIX RETAIL STORES
                   OWNED BY AMERICAN RETAIL ENTERPRISES, L.P.)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 8. SALE OF THE BUSINESS:

On June 1, 1998, American Retail Enterprises, L. P. ("ARE") entered into an Asset Purchase Agreement with two wholly owned subsidiaries of dELiA*s Inc. ("dELiA*s") whereby dELiA*s agreed to purchase certain assets and intellectual properties of the Business. Subject to certain adjustments and restrictions, the purchase price consists of $10,025,000 in cash and 812,500 shares in the common stock of dELiA*s Inc. The sale of the business is expected to close on or about July 10, 1998.

OTHER:

In connection with the Asset Purchase Agreement, ARE and dELiA*s entered into a transitional services agreement whereby, ARE and certain of its affiliates will provide dELiA*s with certain administrative, warehouse, and distribution services. The administrative service agreement expires December 31, 1998 and the warehouse and distribution service agreement expires March 31, 1999. Either or both agreements may be extended by mutual agreement of the parties. The fee for the administrative services to be provided for a period of six months from the closing date is $200,000. The warehouse and distribution services fee is based on a formula related to sales volume.

UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION

On July 10, 1998, dELiA*s Inc. (together with its consolidated subsidiaries, the "Company" or "dELiA*s"), through two wholly owned subsidiaries, acquired assets located in 20 retail stores operated under the Screeem! and Jean Country names, as well as the leases for such stores, from American Retail Enterprises, L.P. ("ARE") and certain affiliates of ARE. The Company, through its subsidiaries, acquired assets located in six additional Screeem! and Jean Country stores, as well as the leases for those stores, in subsequent closings held on July 17 and July 24, 1998. The Company, through its subsidiaries, also acquired the Screeem!, Jean Country and American Rocket trademarks. The acquisition was completed pursuant to an Asset Purchase Agreement dated June 1, 1998, as amended (the "Asset Purchase Agreement"). The purchase price for the acquisition consisted of $10,025,000 in cash and 812,501 shares (the "Stock Consideration") of dELiA*s Inc. common stock ("Common Stock").

Pursuant to the Asset Purchase Agreement, the Company agreed to register the Stock Consideration for resale under the Securities Act of 1933. The Company has registered 604,167 shares of the Stock Consideration and is required to register the remaining 208,334 shares by January 10, 2000.

In addition, pursuant to the Asset Purchase Agreement, in the event that the mean of the intraday high and low bid prices for the Common Stock for the 20 consecutive trading days immediately preceding January 10, 2000 (the "18-Month Price") is less than $18.00, the Company has agreed to issue that number of additional shares of Common Stock that is equal to (i) the excess of (x) the product of 208,334 shares (subject to adjustment) multiplied by $18.00 over (y) the product of 208,334 shares multiplied by the greater of the 18-Month Price or $10.00 divided by (ii) the 18-Month Price.

The acquired stores include 11 stores operating under the Screeem! name and concept, as well as 15 stores currently operating under the Jean Country name (together, the "Screeem! Business"), the majority of which the Company intends to convert to Screeem! stores over the next 12 months. The Screeem! stores provide a dynamic shopping experience, featuring live DJs, fashion models and promotional appearances and events. Screeem! offers its customers progressive, fashion-forward, unisex branded apparel focusing principally on denim and fashion bottoms, t-shirts and tops, accessories, novelties and shoes. All of the stores are located in major regional shopping malls in New York, New Jersey, Connecticut, Pennsylvania and Massachusetts.

The following unaudited condensed combined financial information sets forth the combined financial position and combined results of operations of the Company and the Screeem! Business assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) as of April 30, 1998, for the unaudited pro forma condensed combined balance sheet and
(ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations.

The unaudited pro forma information combines the historical balance sheet of the Company as of April 30, 1998 with the net assets to be acquired of the Screeem! Business as of March 28, 1998, and the historical statement of operations of the Company for the three months ended April 30, 1998 and the fiscal year ended January 31, 1998 with the historical statements of revenues and direct expenses before interest and taxes of the Screeem! Business for the three months ended March 28, 1998 and the fiscal year ended December 27, 1997, respectively.

The following unaudited pro forma condensed combined information is presented for illustration purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the combination been in effect during those periods or which may be reported in the future. The statements should be read in conjunction with the historical financial statements and notes thereto which have been included elsewhere herein and in the Annual Report of the Company on Form 10-K.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
APRIL 30, 1998
(in thousands)

                                                                                     Screeem!
                                                                                     Business
                                                                        dELiA*s     Historical
                                                                       Historical       (i)       Adjustments       Combined
                                                                       ---------    ----------    -----------       --------
ASSETS
CURRENT ASSETS
    Cash and cash equivalents                                             $786            $8         ($700)(a)          $94
    Short-term investments                                              33,157                     (10,025)(a)       23,132
    Merchandise inventories                                             11,556         3,352                         14,908
    Prepaid expenses and other current assets                            5,659                                        5,659
    Deferred taxes                                                       1,100                                        1,100
                                                                       ------------------------------------         -------
      Total current assets                                              52,258         3,360       (10,725)          44,893

PROPERTY & EQUIPMENT, NET                                                7,193         2,927                         10,120

OTHER ASSETS                                                               454                      17,528 (a)       17,982
                                                                       ------------------------------------         -------
TOTAL ASSETS                                                           $59,905        $6,287        $6,803          $72,995
                                                                       ===================================          =======

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Accounts payable                                                    $7,820                                       $7,820
    Accrued expenses and other current liabilities                       3,412                                        3,412
    Sales return allowance                                                 770                                          770
    Liabilities due to customers                                           843                                          843
    Current portion of long-term debt and capital leases                    95                                           95
    Income taxes payable                                                   219                                          219
                                                                       -------                                      -------
     Total current liabilities                                          13,159                                       13,159

DEFERRED CREDITS                                                           370                                          370

OBLIGATIONS UNDER CAPITAL LEASES                                           148                                          148

COMMITMENTS AND CONTINGENCIES

NET ASSETS TO BE ACQUIRED                                                              6,287        (6,287)(a)           --
STOCKHOLDERS' EQUITY                                                    46,228                      13,090 (a)       59,318

                                                                       ------------------------------------         -------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $59,905        $6,287        $6,803          $72,995
                                                                       ===================================          =======
See accompanying notes to unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED APRIL 30, 1998
(in thousands, except per share data)

                                                                                                           Pro Forma for
                                                                         Screeem!                          the Screeem!
                                                         dELiA*s         Business                             Business
                                                        Historical    Historical (i)     Adjustments        Transaction
                                                        ----------    --------------     -----------        -----------
NET SALES                                                 $31,194        $7,837                                $39,031

COST OF SALES                                              14,223         4,321                                 18,544

                                                        --------------------------------------------        -----------

GROSS PROFIT                                               16,971         3,516                                 20,487

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES               14,092         4,228           $146 (b)              18,466

INTEREST INCOME (EXPENSE), NET                                341                         (100)(c)                 241

                                                        --------------------------------------------        -----------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES             3,220          (712)          (246)                  2,262

PROVISION FOR INCOME TAXES                                  1,220                                                1,220

                                                        ============================================        ===========
NET INCOME (LOSS)                                         $ 2,000         ($712)          ($246)               $ 1,042
                                                        ============================================        ===========

BASIC AND DILUTED
NET INCOME PER SHARE                                        $0.15                                                $0.07
                                                            =====                                                =====
SHARES USED IN THE CALCULATION OF
BASIC NET INCOME PER SHARE                                 13,321                           812 (a)             14,133
                                                           ======                           ===                 ======
SHARES USED IN THE CALCULATION OF
DILUTED NET INCOME PER SHARE                               13,569                           812 (a)             14,381
                                                           ======                           ===                 ======

See accompanying notes to unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 1998
(in thousands, except per share data)

                                                                                                           Pro Forma for
                                                                         Screeem!                          the Screeem!
                                                         dELiA*s         Business                             Business
                                                        Historical    Historical (ii)    Adjustments        Transaction
                                                        ----------    --------------     -----------        -----------
NET SALES                                                $113,049         $34,734                             $147,783

COST OF SALES                                              57,811          18,436                               76,247

                                                        --------------------------------------------        -----------

GROSS PROFIT                                               55,238          16,298                               71,536

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES               47,943          14,115         $584 (b)              62,642

MERGER RELATED COSTS                                        1,614                                                1,614

INTEREST INCOME (EXPENSE), NET                              1,201                         (401)(c)                 800

                                                        --------------------------------------------        -----------

INCOME BEFORE PROVISION FOR INCOME TAXES                    6,882           2,183         (985)                  8,080

PROVISION FOR INCOME TAXES                                  2,456                                                2,456


                                                        ============================================        ===========
NET INCOME                                                 $4,426          $2,183        ($985)                 $5,624
                                                        ============================================        ===========

BASIC NET INCOME PER SHARE                                  $0.34                                                $0.41
                                                            =====                                                =====

DILUTED NET INCOME PER SHARE                                $0.34                                                $0.40
                                                            =====                                                =====
SHARES USED IN THE CALCULATION
OF BASIC NET INCOME PER SHARE                              12,941                          812 (a)              13,753
                                                           ======                          ===                  ======
SHARES USED IN THE CALCULATION
OF DILUTED NET INCOME PER SHARE                            13,083                          812 (a)              13,895
                                                           ======                          ===                  ======

See accompanying notes to unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL INFORMATION

I.    ADJUSTMENTS

      (a) The pro forma adjustment to reflect the purchase of certain Screeem! Business assets for $10,025,000 cash and 812,501 shares of dELiA*s common stock, the estimated cash acquisition expenses and the related excess of the purchase price paid over the net book value of the assets carried on the adjusted balance sheet based upon a preliminary purchase price allocation. Final allocation of the purchase price may involve a revaluation of certain assets.

      (b) The pro forma adjustment to reflect the amortization over thirty years of goodwill and trademark intangibles recorded in accounting for the purchase of the Screeem! Business.

      (c) The pro forma adjustment to reflect the reduction in interest income related to the sale of investments and use of cash for the Screeem! Business purchase.


II.   OTHER ITEMS

      (i) The Screeem! Business historical information is as of and for the three months ended March 27, 1998.

      (ii) The Screeem! Business historical information is for the year ended December 27, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 11, 1998              dELiA*s Inc.

                                        By: /s/ Stephen I. Kahn
                                            -------------------
                                            Stephen I. Kahn
                                            Chairman of the Board, President and
                                            Chief Executive Officer